EXECUTION COPY

AMENDMENT NO. 3 (this “Amendment”), dated as of November 20, 2012, to the SERIES 2011-2 SUPPLEMENT, dated as of October 26, 2011 (as amended prior to the date hereof, the “Series 2011-2 Supplement”), between RENTAL CAR FINANCE CORP., an Oklahoma corporation (“RCFC”), and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as trustee (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the “Trustee”), to the Amended and Restated Base Indenture, dated as of February 14, 2007, between RCFC and the Trustee (as amended, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”).
WITNESSETH:
WHEREAS, RCFC and the Trustee wish to amend and supplement the Series 2011-2 Supplement as provided herein pursuant to Section 8.7(a) thereof and Section 11.2 of the Base Indenture;
NOW, THEREFORE, based upon the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, intending to be legally bound, hereby agree as follows:
AGREEMENTS
1. Defined Terms. All capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Series 2011-2 Supplement or Base Indenture, as applicable.
2. Amendment to the Series 2011-2 Supplement.
a)The Table of Contents of the Series 2011-2 Supplement is hereby amended by adding “Exhibit E – Form of Series 2011-2 Letter of Credit” and “Exhibit F – Form of Request For Reduction of Series 2011-2 Letter of Credit Amount” in their appropriate alphabetical position.
b)The definition of “Change in Control” in Section 2.1(b) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
““Change in Control” means the occurrence of any of the following events: (a) (x) the Permitted Holders shall in the aggregate be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares of Voting Stock having less than 35% of the total voting power of all outstanding shares of the Relevant Parent Entity and (y) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), other than one or more Permitted Holders or a Parent Entity, shall be the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act) of shares of Voting Stock having more than 35% of the total voting power of all outstanding shares of the Relevant Parent Entity, (b) the Continuing Directors shall cease to constitute a majority of the members of the board of directors of Hertz or (c) Hertz shall cease to own directly or indirectly 100% of the Capital Stock of RCFC.”
c)The definition of “Credit Agreement” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.

d)The definition of “Demand Note” in Section 2.1(b) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
““Demand Note” means that certain Demand Note, dated as of October 26, 2011, made by DTAG to the Issuer in substantially the form attached as Exhibit B to this Supplement, as the same may be further amended, supplemented, restated or otherwise modified from time to time in accordance with its terms and the terms of this Supplement.”
e)The definition of “Enhancement Letter of Credit Application and Agreement” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted.
f)The definition of “Fiscal Quarter” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted.
g)The definition of “Interest Coverage Ratio” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
h)The definition of “Issuer Change in Control” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
i)The definition of “Leverage Ratio” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
j)The definition of “Limited Liquidation Event of Default” in Section 2.1(b) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
““Limited Liquidation Event of Default” means the occurrence and continuance for thirty (30) days (without double counting any cure periods provided for in said Sections) of any Amortization Event specified in Section 5.1 of this Supplement other than any Amortization Event specified in Section 5.1(j), (o), (p), (q), (r) or (s) of this Supplement; provided, however, that such Amortization Event shall not constitute a Limited Liquidation Event of Default if, within such thirty (30) day period, the events or conditions causing such Amortization Event shall have been cured or if, at any time, such Amortization Event has been waived pursuant to Section 5.2 of this Supplement.”
k)The definition of “Permitted Change in Control Counterparty” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
l)The definition of “Permitted Change in Control Counterparty Financial Covenant” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
m)The definition of “Permitted Change in Control Counterparty Financial Covenant Event of Default” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
n)The definition of “Permitted Change in Control Transaction” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
o)The definition of “Series 2011-2 Controlled Amortization Amount” in Section 2.1(b) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:

[Amendment No. 3 to Series 2011-2 Supplement]

““Series 2011-2 Controlled Amortization Amount” means, for each Payment Date during the Series 2011-2 Controlled Amortization Period, an amount equal to the lesser of (a) the product of (i) 1/3 and (ii) the Series 2011-2 Invested Amount as of first Payment Date to occur during the Series 2011-2 Controlled Amortization Period and (b) the Series 2011-2 Invested Amount as of such Payment Date; provided that, on the Series 2011-2 Expected Final Payment Date, the Series 2011-2 Controlled Amortization Amount shall equal the Series 2011-2 Invested Amount.”
p)The definition of “Series 2011-2 Letter of Credit” is hereby amended and restated in its entirety as follows:
““Series 2011-2 Letter of Credit” means any of (i) any irrevocable letter of credit issued by an Eligible Letter of Credit Provider in the form attached hereto as Exhibit E in favor of the Trustee for the benefit of the Series 2011-2 Noteholders or (ii) any other letter of credit with the prior written consent of the Controlling Noteholder.”
q)The definition of “Series 2011-2 Letter of Credit Provider” is hereby amended and restated in its entirety as follows:
““Series 2011-2 Letter of Credit Provider” means each Person providing an outstanding Series 2011-2 Letter of Credit in accordance with the terms of this Supplement and the Master Lease.”
r)The definition of “Servicer Event of Default” in Section 2.1(b) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
““Servicer Event of Default” means the occurrence of an event that results in amounts due under Hertz’s Senior Credit Facilities becoming immediately due and payable and that has not been waived by the lenders under such facilities.”
s)The definition of “Servicer Financial Covenant Event of Default” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
t)The definition of “Servicer Interest Coverage Ratio Event of Default” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
u)The definition of “Servicer Leverage Ratio Event of Default” in Section 2.1(b) of the Series 2011-2 Supplement is hereby deleted in its entirety.
v)The definition of “Voting Stock” in Section 2.1(b) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
““Voting Stock” means, with respect to any Person, shares of Capital Stock entitled to vote generally in the election of directors to the board of directors or equivalent governing body of such Person.”
w)The following defined terms are hereby added to Section 2.1(b) of the Series 2011-2 Supplement in their appropriate alphabetical positions:
““Carlyle” means TC Group L.L.C. (which operates under the trade name The Carlyle Group) or any successor thereof.

[Amendment No. 3 to Series 2011-2 Supplement]

“Carlyle Investors” means the collective reference to (a) Carlyle Partners IV, L.P., a Delaware limited partnership or any successor thereto, (b) CEP II Participations S.àr.l., a Luxembourg limited liability company or any successor thereto, (c) CP IV Co-investment L.P., a Delaware limited partnership or any successor thereto, (d) CEP II U.S. Investments, L.P., a Delaware limited partnership, or any successor thereto, (e) CMC-Hertz Partners, L.P., a Delaware limited partnership, or any successor thereto, and (f) any Affiliate of any thereof.
“CD&R” means Clayton, Dubilier & Rice, LLC and any successor in interest thereto, and any successor to its investment management business.
“CD&R Investors” means the collective reference to (i) Clayton, Dubilier & Rice Fund VII, L.P., a Cayman Islands exempted limited partnership or any successor thereto, (ii) CD&R CCMG Co-Investor L.P., a Cayman Islands exempted limited partnership, or any successor thereto, (iii) CD&R Parallel Fund VII, L.P., a Cayman Islands exempted limited partnership or any successor thereto, and (iv) any Affiliate of any thereof.
“Continuing Directors” means the directors of Hertz on the Series 2011-2 Subsequent Closing Date and each other director whose election or nomination for election to the board of directors of Hertz is recommended by at least a majority of the then Continuing Directors or is approved by one or more Permitted Holders.
“Eligible Letter of Credit Provider” means a Person having, at the time of the issuance of the related Series 2011-2 Letter of Credit, a long-term debt credit rating of at least “A (high)” from DBRS (or, if the Series 2011-2 Letter of Credit Provider is not rated by DBRS, “A1” in the case of Moody’s and “A+” in the case of Standard & Poor’s) and a short-term debt credit rating of at least “R-1 (middle)” from DBRS (or, if the Series 2011-2 Letter of Credit Provider is not rated by DBRS, “P-2” in the case of Moody’s and “A-1” in the case of Standard & Poor’s).
“Equity Investors” means the collective reference to (a) the CD&R Investors, the Carlyle Investors and the Merrill Lynch Investors and (b) any Person that acquired Voting Stock of Hertz Global Holdings, Inc. on or prior to December 21, 2005, and any Affiliate of such Person.
“Group VIII Lease Backstop Guaranty” means that certain Guaranty, dated as of November 20, 2012, by Hertz in favor of RCFC, guaranteeing DTAG’s obligations under the Master Lease.
“Hertz” means The Hertz Corporation, a Delaware corporation, and its Successors and Assigns.
“Management Investors” means the collective reference to the officers, directors, employees and other members of the management of any Parent Entity, Hertz or any of their Subsidiaries, or family members or relatives thereof or trusts for the benefit of any of the foregoing, who at any particular date shall beneficially own or have the right to acquire, directly or indirectly, common stock of Hertz or any Parent Entity.
“Merrill Lynch Investors” means the collective reference to (i) ML Global Private Equity Fund, L.P., a Cayman Islands exempted limited partnership, or any successor thereto, (ii) Merrill Lynch Ventures L.P. 2001, a Delaware limited partnership, or any successor

[Amendment No. 3 to Series 2011-2 Supplement]

thereto, (iii) CMC-Hertz Partners, L.P., a Delaware limited partnership, or any successor thereto, (iv) ML Hertz Co-Investor, L.P., a Delaware limited partnership, or any successor thereto, and (v) any Affiliate of any thereof.
“ML” means Merrill Lynch Global Private Equity, Inc. (formerly known as Merrill Lynch Global Partners, Inc.), or any successor thereto.
“Parent Entity” means any of Hertz Global Holdings, Inc., Hertz Investors, Inc., any Other Parent Entity, and any other Person that becomes a direct or indirect Subsidiary of Hertz Global Holdings, Inc. or any Other Parent Entity after the Series 2011-2 Subsequent Closing Date and of which Hertz is a direct or indirect Subsidiary that is designated by Hertz as a “Parent Entity”.  As used herein, “Other Parent Entity” means a Person of which the then Relevant Parent Entity becomes a direct or indirect Subsidiary after the Series 2011-2 Subsequent Closing Date (it being understood that, without limiting the application of the definition of Change of Control to the new Relevant Parent Entity, such existing Relevant Parent Entity so becoming such a Subsidiary shall not constitute a Change of Control).
“Permitted Holders” means, (a) any of the Equity Investors, Management Investors, CD&R, Carlyle, ML and any of their respective Affiliates; (b) any investment fund or vehicle managed, sponsored or advised by CD&R, Carlyle, ML or any Affiliate thereof, and any Affiliate of or successor to any such investment fund or vehicle; (c) any limited or general partners of, or other investors in, any CD&R Investor, Carlyle Investor or Merrill Lynch Investor or any Affiliate thereof, or any such investment fund or vehicle, (d) any “group” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of which any of the Persons specified in clauses (a), (b) or (c) above is a member, and any other Person that is a member of such “group”, provided that (without giving effect to the existence of such “group” or any other “group”) such Persons collectively have beneficial ownership, directly or indirectly, of more than 50% of the total voting power of the Voting Stock of the Relevant Parent Entity held by such “group” and (e) any Person acting in the capacity of an underwriter in connection with a public or private offering of Capital Stock of Hertz or any Subsidiary thereof or any Parent Entity.
“Relevant Parent Entity”:  (i) Hertz, so long as Hertz is not a Subsidiary of a Parent Entity, and (ii) any Parent Entity, so long as Hertz is a Subsidiary thereof and such Parent Entity is not a Subsidiary of any other Parent Entity.
“Senior Credit Facilities” means Hertz’s (a) senior secured asset based revolving loan facility, provided under a credit agreement, dated as of March 11, 2011, among Hertz Equipment Rental Corporation, Hertz together with certain of Hertz’s subsidiaries, as borrower, the several banks and financial institutions from time to time party thereto, as lenders, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, Deutsche Bank AG Canada Branch, as Canadian administrative agent and Canadian collateral agent, Wells Fargo Bank, National Association, as syndication agent and co-collateral agent, and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank, N.A., as co-documentation agents, and the other financial institutions party thereto from time to time (as it may be amended, amended and restated, supplemented or otherwise modified from time to time), (b) senior secured term loan facility, provided under a credit agreement, dated as of March 11, 2011, among Hertz together with certain of Hertz’s subsidiaries, as borrower, the

[Amendment No. 3 to Series 2011-2 Supplement]

several banks and financial institutions from time to time party thereto, as lenders, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, Wells Fargo Bank, National Association, as syndication agent, and Bank of America, N.A., Barclays Bank PLC, Citibank, N.A., Credit Agricole Corporate and Investment Bank and JPMorgan Chase Bank, N.A., as co-documentation agents, and the other financial institutions party thereto from time to time (as it may be amended, amended and restated, supplemented or otherwise modified from time to time) and (c) any successor or replacement credit facility to the senior secured asset based revolving loan facility or senior secured term loan facility described in clauses (a) and (b)).
“Series 2011-2 Subsequent Closing Date” means November 20, 2012.””
x)Section 3.1(a)(i) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“(i)    the rights of RCFC under the Master Lease, the Group VIII Lease Backstop Guaranty and any other agreements relating to the Group VIII Vehicles to which RCFC is a party other than the Vehicle Disposition Programs, the Back-Up Disposition Agent Agreement (to the extent relating to the Group VIII Series of Notes), the Back-Up Servicing Agreement (to the extent relating to the Group VIII Series of Notes) and any Group VIII Vehicle insurance agreements (collectively, the “RCFC Agreements”), including, without limitation, all monies due and to become due to RCFC from the Lessees under or in connection with the RCFC Agreements, whether payable as rent, guaranty payments, fees, expenses, costs, indemnities, insurance recoveries, damages for the breach of any of the RCFC Agreements or otherwise, and all rights, remedies, powers, privileges and claims of RCFC against any other party under or with respect to the RCFC Agreements (whether arising pursuant to the terms of such RCFC Agreements or otherwise available to RCFC at law or in equity), including the right to enforce any of the RCFC Agreements as provided herein and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to the RCFC Agreements or the obligations of any party thereunder;”
y)The following Section 4.15(c) is hereby added to the Series 2011-2 Supplement:
“(c) Other than pursuant to a payment made upon a demand thereon by the Trustee pursuant to Section 4.15 of this Supplement, RCFC shall not reduce the amount of any Demand Note or forgive amounts payable thereunder so that the aggregate outstanding principal amount of all Demand Notes after such forgiveness or reduction is less than the greater of (i) the Series 2011-2 Letter of Credit Liquidity Amount and (ii) an amount equal to 0.50% of the Series 2011-2 Invested Amount. Other than in connection with a reduction or forgiveness in accordance with the first sentence of this Section 4.15(c), or an increase in the stated amount of a Demand Note, HVF shall not agree to any amendment of any Demand Note without first obtaining the prior written consent of the Controlling Noteholder.”

z)Section 4.16 of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“Section 4.16   Series 2011-2 Letter of Credit Termination Demand.

[Amendment No. 3 to Series 2011-2 Supplement]

(a)    If prior to the date that is 40 days prior to the then scheduled Series 2011-2 Letter of Credit Expiration Date,
(i)    the Series 2011-2 Letter of Credit shall not have been extended or there shall not have been appointed a successor institution that is an Eligible Letter of Credit Provider to act as Series 2011-2 Letter of Credit Provider, and
(ii)    the payments to be made by the Lessees under the Master Lease shall not have otherwise been credit enhanced with (A) the funding of the Series 2011-2 Cash Collateral Account with cash in the amount of the Series 2011-2 Letter of Credit Liquidity Amount or the funding of the Series 2011-2 Cash Liquidity Account in an amount sufficient to meet the conditions set forth in Section 5.1(b) or (B) other cash collateral accounts, overcollateralization, subordinated securities, a Surety Bond or other similar arrangements, in each case with the consent of the Controlling Noteholder;
then the Master Servicer shall, and shall cause each of the Lessees to, use its best efforts to cause the Series 2011-2 Letter of Credit to be extended, appoint a successor institution to act as Series 2011-2 Letter of Credit Provider or otherwise cause the payments to be made by the Lessees under the Master Lease to be credit enhanced in a manner described in the foregoing clause (a)(ii) and, if the Series 2011-2 Letter of Credit shall not have been extended, a successor institution shall not have been appointed to act as Series 2011-2 Letter of Credit Provider and the payments to be made by the Lessees under the Master Lease shall not have otherwise been credit enhanced in a manner described in the foregoing clause (a)(ii) prior to the date that is 30 days prior to the then scheduled Series 2011-2 Letter of Credit Expiration Date, the Master Servicer shall immediately notify the Trustee in writing pursuant to the Master Lease and, no later than one Business Day prior to the Series 2011-2 Letter of Credit Expiration Date, the Master Servicer shall further notify the Trustee in writing pursuant to the Master Lease of (x) the Series 2011-2 Invested Amount on such date, and (y) the amount available to be drawn on the Series 2011-2 Letter of Credit on such date.  Upon receipt of such notice of such amounts by the Trustee on or prior to 10:00 a.m. (New York City time) on any Business Day, the Trustee shall, by 12:00 noon (New York City time) on such Business Day (or, in the case of any notice given to the Trustee after 10:00 a.m. (New York City time), by 12:00 noon (New York City time) on the next following Business Day), draw the lesser of the amounts set forth in clauses (x) and (y) of this Section 4.16(a) on the Series 2011-2 Letter of Credit by presenting a draft accompanied by a Certificate of Termination Demand and shall deposit the proceeds of the disbursement resulting therefrom in a special deposit account established pursuant to Section 4.17 below (the “Series 2011-2 Cash Collateral Account”).
(b)    The Master Servicer shall notify the Trustee in writing pursuant to the Master Lease and the Controlling Noteholder within one Business Day of the Master Servicer’s becoming aware that the Series 2011-2 Letter of Credit Provider is not an Eligible Letter of Credit Provider.  At such time the Master Servicer also shall notify the Trustee of (i) the Series 2011-2 Invested Amount on such date, and (ii) the Series 2011-2 Letter of Credit Liquidity Amount on such date.  Upon the 30th Business Day following receipt of such notice by the Trustee if the condition described in the first sentence of this Section 4.16(b) shall remain in effect on or prior to 10:00 a.m. (New York City time) on such Business Day, unless the Master Servicer shall have obtained a new Series 2011-2 Letter of Credit from an Eligible Letter of Credit Provider or the Master Servicer shall have otherwise arranged for

[Amendment No. 3 to Series 2011-2 Supplement]

substitute enhancement of a type described in Section 4.16(a)(ii)(A) or (B), the Trustee shall, by 12:00 noon (New York City time) on such 30th Business Day, draw on the Series 2011-2 Letter of Credit in an amount equal to the lesser of the Series 2011-2 Invested Amount on such Business Day and the amount available to be drawn on the Series 2011-2 Letter of Credit on such Business Day by presenting a draft accompanied by a Certificate of Termination Demand and shall deposit the proceeds of the disbursement resulting therefrom in the Series 2011-2 Cash Collateral Account.  The Master Servicer shall notify the Trustee prior to 10:00 a.m. (New York City time) on such 30th Business Day if either (i) the Series 2011-2 Invested Amount on such date or (ii) the Series 2011-2 Letter of Credit Liquidity Amount on such date is different than the amounts previously reported.”
aa)Section 4.22 of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“Appointment of Trustee to Hold Letter of Credit. The Trustee agrees to hold each Series 2011-2 Letter of Credit and to make draws thereon pursuant to the terms of such Series 2011-2 Letter of Credit and this Supplement.  The Trustee shall promptly follow the instructions of the Master Servicer or the Controlling Noteholder to make a claim under any Series 2011-2 Letter of Credit or withdrawal from the Series 2011-2 Cash Collateral Account. The Master Servicer shall provide prompt written notice to the Trustee of the appointment of any Series 2011-2 Letter of Credit Provider. Promptly following the Trustee’s receipt of written notice from the Master Servicer, individually and on behalf of the Lessees, substantially in the form of Exhibit F hereto, requesting a reduction of the Series 2011-2 Letter of Credit Amount (as defined in the Series 2011-2 Letter of Credit), and in no event more than two (2) Business Days following the date of its receipt of such notice, the Trustee shall deliver to the Series 2011-2 Letter of Credit Provider a Notice of Reduction of Series 2011-2 Letter of Credit Amount substantially in the form of Annex D to the Series 2011-2 Letter of Credit, which, upon the Series 2011-2 Letter of Credit Provider’s written acknowledgment and agreement, shall effect a reduction in the Series 2011-2 Letter of Credit Amount as provided in such notice (and shall automatically effect a reduction of the Series 2011-2 Letter of Credit Amount hereunder). Upon the Trustee’s written acknowledgment and acceptance of each Notice of Increase of Series 2011-2 Letter of Credit Amount (substantially in the form of Annex E to the Series 2011-2 Letter of Credit), the Trustee will provide promptly copies thereof to the Series 2011-2 Letter of Credit Provider. Upon the payment in full of the Series 2011-2 Notes, the Trustee shall deliver written notice to the Series 2011-2 Letter of Credit Provider that the Series 2011-2 Notes have been paid in full.”
bb) The following is hereby added as Section 4.23 to the Series 2011-2 Supplement:
“In the event that (i) the Series 2011-2 Letter of Credit Provider shall have notified the Master Servicer (and shall not have retracted such notification) that its compliance with any of its obligations hereunder or under the related Series 2011-2 Letter of Credit would be unlawful, (ii) the Series 2011-2 Letter of Credit Provider fails to extend its Series 2011-2 Letter of Credit Expiration Date as of the date that is 40 days prior to the then scheduled Series 2011-2 Letter of Credit Expiration Date, (iii) the Series 2011-2 Letter of Credit Provider shall have wrongfully failed to fund any LOC Credit Disbursement when required under the terms hereof and the Series 2011-2 Letter of Credit, or (iv) the Series 2011-2 Letter of Credit Provider is no longer an Eligible Letter of Credit Provider, then the Lessees shall have the right at their own expense, upon notice to the Series 2011-2 Letter of Credit Provider, to obtain a replacement Series 2011-2 Letter of Credit from a replacement Series 2011-2 Letter of Credit Provider that is an Eligible Letter of Credit Provider selected by the Master Servicer (on behalf of the Lessees). If a replacement Series 2011-2 Letter of

[Amendment No. 3 to Series 2011-2 Supplement]

Credit Provider succeeds the Series 2011-2 Letter of Credit Provider or other substitute credit enhancement is obtained to replace the Series 2011-2 Letter of Credit, then the Lessees and, if applicable, such successor institution, shall (a) sign such documents and instruments as shall be appropriate to evidence such successor institution’s issuance of a substitute letter of credit or such other substitute credit enhancement, (b) cause the return to the Series 2011-2 Letter of Credit Provider of the then outstanding Series 2011-2 Letter of Credit, and (c) deliver to the Trustee a substitute letter of credit having terms identical to the then outstanding Series 2011-2 Letter of Credit but with such successor institution as the issuer thereof or deliver such other substitute credit enhancement.  The Master Servicer shall provide prompt written notice to the Trustee of the appointment of any such successor institution in accordance with the terms of this Supplement.”
cc) Section 5.1(c) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“(c)    (i) if all or a portion of the Series 2011-2 Cash Liquidity Amount is in the Series 2011-2 Excess Funding Account, the Series 2011-2 Excess Funding Account shall be subject to an injunction, estoppel or other stay or a lien (other than the lien of the Trustee under the Indenture) and three (3) Business Days shall have elapsed without such injunction, estoppel or other stay or lien having been released or discharged or (ii) from and after the funding of the Series 2011-2 Cash Collateral Account pursuant to Section 4.16 or 4.17 of this Supplement, the Series 2011-2 Cash Collateral Account shall be subject to an injunction, estoppel or other stay or a Lien (other than the Lien of the Trustee under the Indenture) and three (3) Business Days shall have elapsed without such injunction, estoppel or other stay or lien having been released or discharged, unless (x) the inclusion of the Series 2011-2 Letter of Credit Amount in the Series 2011-2 Enhancement Amount is not necessary for the Series 2011-2 Enhancement Amount to equal or exceed the Series 2011-2 Minimum Enhancement Amount and (y) the inclusion of the Series 2011-2 Letter of Credit Liquidity Amount in the Series 2011-2 Liquidity Amount is not necessary for the Series 2011-2 Liquidity Amount to equal or exceed the Series 2011-2 Minimum Liquidity Amount;”
dd) Section 5.1(j) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“(j)    a Change in Control shall have occurred;”
ee) Section 5.1(p) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“(p)    any representation (other than any representation relating solely to a Series of Notes other than the Series 2011-2 Notes) made by RCFC in the Base Indenture, this Series Supplement, any other Related Document, the Back-Up Disposition Agreement or the Back-Up Servicing Agreement is false in any material respect (or to the extent such representation is qualified by materiality, is false) and such false representation materially and adversely affects the interests of the Series 2011-2 Noteholders and the circumstance or condition giving rise to such false representation is not cured for a period of thirty days after the earlier of (i) the date on which RCFC obtains knowledge thereof or (ii) the date that written notice thereof is given to RCFC by the Trustee or to RCFC and the Trustee by the Controlling Noteholder; or”
ff) The word “or” is hereby added to the end of Section 5.1(r).

[Amendment No. 3 to Series 2011-2 Supplement]

gg) The semi-colon and the word “or” at end of Section 5.1(s) are both hereby deleted and a period is hereby added to the end of Section 5.1(s).
hh) Section 5.1(t) of the Series 2011-2 Supplement is hereby deleted in its entirety.
ii) The reference to “(t)” in the last paragraph of Section 5.1 of the Series 2011-2 Supplement is hereby deleted.
jj) The last sentence of Section 8.7(a) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“Notwithstanding the foregoing, the consent of the Series 2011-2 Letter of Credit Provider is required to amend this Supplement and the Base Indenture to the extent such amendment would materially adversely impact the rights or obligations of the Series 2011-2 Letter of Credit Provider hereunder or thereunder.”
kk) Section 8.7(b) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“(b)    Notwithstanding anything to the contrary in the Base Indenture or this Supplement, (i) this Supplement may be amended or modified from time to time, solely with the consent of the Controlling Noteholder, RCFC, DTAG and the Trustee to amend the following definitions:  “Maximum Manufacturer Percentage” (and any schedules to the Indenture setting forth such percentage), “Maximum Program Percentage,” “Measurement Month,” “Measurement Month Average” and “Market Value Adjustment Percentage” and to make changes related to such amendments (provided that, any such amendment or modification of the definition of “Maximum Manufacturer Percentage” or “Maximum Program Percentage” shall also require the consent of the Series 2011-2 Letter of Credit Provider) and (ii) this Supplement may be amended to provide for and accommodate financing Group VIII Vehicles and other Collateral or Master Lease Collateral that may be the subject of a like-kind exchange program without the consent of any Person other than the Controlling Noteholder.”
ll) Section 8.8(xxx) of the Series 2011-2 Supplement is hereby amended and restated in its entirety as follows:
“(xxx)    [Reserved];”
mm) Section 8.12 of the Series 2011-2 Supplement is hereby deleted in its entirety and replaced with the following:
“Section 8.12 [Reserved].”
nn) Exhibit D to the Series 2011-2 Supplement is hereby amended and restated in its entirety as Exhibit D hereto.
oo) Exhibit E, in the form attached hereto as Annex I, is hereby added as Exhibit E to the Series 2011-2 Supplement.
pp) Exhibit F, in the form attached hereto as Annex II, is hereby added as Exhibit F to the Series 2011-2 Supplement.

[Amendment No. 3 to Series 2011-2 Supplement]

3. Reference to and Effect on the Series 2011-2 Supplement; Ratification.
a)    Except as specifically amended above, the Series 2011-2 Supplement is and shall continue to be in full force and effect and is hereby ratified and confirmed in all respects.
b)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party hereto under the Series 2011-2 Supplement, or constitute a waiver of any provision of any other agreement.
c)    Upon the effectiveness hereof, each reference in the Series 2011-2 Supplement to “this Series Supplement”, “hereto”, “hereunder”, “hereof” or words of like import referring to the Series 2011-2 Supplement, and each reference in any other Related Document to “the 2011-2 Supplement”, “thereto”, “thereof”, “thereunder” or words of like import referring to the Series 2011-2 Supplement, shall mean and be a reference to the Series 2011-2 Supplement as amended hereby.
4. Counterparts; Facsimile Signature. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. Any signature page to this Amendment containing a manual signature may be delivered by facsimile transmission or other electronic communication device capable of transmitting or creating a printable written record, and when so delivered shall have the effect of delivery of an original manually signed signature page.
5.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAW.
6.Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions thereof.
7. Severability. The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment. Whenever possible each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.
8.Effectiveness. This Amendment shall be effective upon delivery of executed signature pages by all parties hereto and satisfaction of the Rating Agency Condition with respect to the Series 2011-2 Notes.
9. Interpretation. Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

[Amendment No. 3 to Series 2011-2 Supplement]

IN WITNESS WHEREOF, RCFC and the Trustee have caused this Amendment to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.
RENTAL CAR FINANCE CORP.
By:    /s/ H. Clifford Buster, III
Name: H. Clifford Buster, III
Title: President and Treasurer

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:    /s/ Louis Bodi
Name: Louis Bodi
Title: Vice President

By:    /s/ Mark Esposito
Name: Mark Esposito
Title: Assistant Vice President

[Amendment No. 3 to Series 2011-2 Supplement]

AGREED, ACKNOWLEDGED AND CONSENTED

WELLS FARGO BANK, N.A.,
as the sole Series 2011-2 Noteholder

By:    /s/ Ruben Auilez
Name: Ruben Auilez
Title: Senior Vice President

[Amendment No. 3 to Series 2011-2 Supplement]

ANNEX I
EXHIBIT E
IRREVOCABLE LETTER OF CREDIT
No. [ ]
[DATE]
Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street
New York, New York 10005
Telecopier: (212) 553-2462
Attention: Corporate Trust Division
Dear Sir or Madam:
The undersigned, [                    ] (the “Series 2011-2 Letter of Credit Provider”) hereby establishes, at the request and for the account of The Hertz Corporation (“Hertz”), Dollar Thrifty Automotive Group, Inc. (“DTAG”), DTG Operations, Inc. (“DTG Operations”), and [insert names of any other Lessees] (together with DTG Operations, the “Lessees”) in your favor as Trustee under that certain Series 2011-2 Supplement, dated as of October 26, 2011 (as the same may be amended, supplemented or otherwise modified from time to time, the “Series 2011-2 Supplement”), between Rental Car Finance Corp., a special purpose Oklahoma corporation (“RCFC”), as the issuer, and Deutsche Bank Trust Company Americas, as Trustee (in such capacity, the “Trustee”), to the Amended and Restated Base Indenture, dated as of February 14, 2007, as the same may be amended, supplemented, amended and restated or otherwise modified from time to time in accordance with the terms thereof, the “Base Indenture”), between RCFC and the Trustee, this Irrevocable Letter of Credit No. [ ] (the “Series 2011-2 Letter of Credit”), in the aggregate maximum amount of [                    ] DOLLARS ($[                    ]) (such amount, as the same may be reduced, increased and reinstated from time to time as provided herein, being the “Series 2011-2 Letter of Credit Amount”), effective immediately and expiring at close of business (New York time) at our [                    ] office at [                    ], Facsimile No.: [                    ] (such office or any other office which may be designated by the Series 2011-2 Letter of Credit Provider by written notice delivered to you, being the “Series 2011-2 Letter of Credit Provider’s Office”) on [                    ] (or, if such date is not a Business Day (as defined below), the immediately following Business Day) (the “Scheduled Letter of Credit Expiration Date”). You are referred to herein (and in each Annex hereto) as the Trustee.
The Series 2011-2 Letter of Credit Provider irrevocably authorizes you to draw on it, in accordance with the terms and conditions and subject to the reductions in amount as hereinafter set forth, (1) in one or more drawings by one or more of the Trustee’s drafts, each drawn on the Series 2011-2 Letter of Credit Provider at the Series 2011-2 Letter of Credit

Exhibit E

Provider’s Office, payable at sight on a Business Day (as defined below), and accompanied by the Trustee’s written and completed certificate purported to be signed by the Trustee in substantially the form of Annex A attached hereto (any such draft accompanied by such certificate being a “Credit Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 2011-2 Letter of Credit Amount as in effect on such Business Day and (2) in a single drawing by the Trustee’s draft, drawn on the Series 2011-2 Letter of Credit Provider at the Series 2011-2 Letter of Credit Provider’s Office, payable at sight on a Business Day, and accompanied by the Trustee’s written and completed certificate purported to be signed by the Trustee in substantially the form of Annex B attached hereto (such draft accompanied by such certificate being a “Termination Demand”), an amount equal to the face amount of each such draft but in the aggregate amount not exceeding the Series 2011-2 Letter of Credit Amount as in effect on such Business Day, provided, that only one Termination Demand may be made hereunder. Any Credit Demand or Termination Demand may be delivered by facsimile transmission to the Series 2011-2 Letter of Credit Provider’s Office. “Business Day” means any day other than a Saturday, Sunday or other day on which banks are required or authorized by law to close in New York City, New York. Upon the Series 2011-2 Letter of Credit Provider honoring any Credit Demand presented hereunder, the Series 2011-2 Letter of Credit Amount shall automatically be decreased by an amount equal to the amount of such Credit Demand. In addition to the foregoing reduction, the Series 2011-2 Letter of Credit Amount shall automatically be reduced to zero and this Series 2011-2 Letter of Credit shall be terminated upon the Series 2011-2 Letter of Credit Provider honoring any Termination Demand presented to it hereunder.
The Series 2011-2 Letter of Credit Amount shall be automatically reinstated with respect to reimbursement of any Credit Demand when and to the extent, but only when and to the extent, that (i) the Series 2011-2 Letter of Credit Provider is reimbursed by any of the Lessees, DTAG or Hertz (on behalf of any of the Lessees or DTAG), as the case may be, in full for any amount drawn hereunder by any Credit Demand and (ii) the Series 2011-2 Letter of Credit Provider receives written notice from Hertz in substantially the form of Annex C attached hereto certifying that no Event of Bankruptcy (as defined in Annex C attached hereto) with respect to Hertz, DTAG, DTG Operations, or any other Lessee has occurred and is continuing; provided, however, that the Series 2011-2 Letter of Credit Amount shall, in no event, be reinstated to an amount greater than the Series 2011-2 Letter of Credit Amount as in effect immediately prior to such Credit Demand.
The Series 2011-2 Letter of Credit Amount shall be automatically reduced in accordance with the terms of a written request from the Trustee to the Series 2011-2 Letter of Credit Provider in substantially the form of Annex D attached hereto that is acknowledged and agreed to in writing by the Series 2011-2 Letter of Credit Provider. The Series 2011-2 Letter of Credit Amount shall be automatically increased upon receipt by (and written acknowledgment of such receipt by) the Trustee of written notice from the Series 2011-2 Letter of Credit Provider in substantially the form of Annex E attached hereto stating that the Series 2011-2 Letter of Credit Amount has been increased and setting forth the amount of such increase.

Exhibit E

Each Credit Demand and Termination Demand shall be dated the date of its presentation, and shall be presented to the Series 2011-2 Letter of Credit Provider at the Series 2011-2 Letter of Credit Provider’s Office. If the Series 2011-2 Letter of Credit Provider receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 2011-2 Letter of Credit, not later than 12:00 noon (New York City time) on a Business Day prior to the termination hereof, the Series 2011-2 Letter of Credit Provider will make such funds available by 4:30 p.m. (New York City time) on the same day in accordance with your payment instructions. If the Series 2011-2 Letter of Credit Provider receives any Credit Demand or Termination Demand at such office, all in strict conformity with the terms and conditions of this Series 2011-2 Letter of Credit, after 12:00 noon (New York City time) on a Business Day prior to the termination hereof, the Series 2011-2 Letter of Credit Provider will make the funds available by 12:00 noon (New York City time) on the next succeeding Business Day in accordance with your payment instructions. If you so request the Series 2011-2 Letter of Credit Provider, payment under this Series 2011-2 Letter of Credit may be made by wire transfer of Federal Reserve Bank of New York funds to your respective accounts in a bank on the Federal Reserve wire system or by deposit of same day funds into a designated account.
Upon the earliest of (i) the date on which the Series 2011-2 Letter of Credit Provider honors a Termination Demand presented hereunder, (ii) the date on which the Series 2011-2 Letter of Credit Provider receives written notice from you that an alternate letter of credit or other credit enhancement has been substituted for this Series 2011-2 Letter of Credit and that you are returning the original Series 2011-2 Letter of Credit to the Series 2011-2 Letter of Credit provider by courier, (iii) the date on which the Series 2011-2 Letter of Credit Provider receives written notice from you that the Series 2011-2 Notes are paid in full and (iv) the Scheduled Letter of Credit Expiration Date, this Series 2011-2 Letter of Credit shall automatically terminate.
This Series 2011-2 Letter of Credit is transferable only in its entirety to any transferee(s) who you certify to the Series 2011-2 Letter of Credit Provider has succeeded you, as Trustee under the Series 2011-2 Supplement, and may be successively transferred only in its entirety. Transfer of this Series 2011-2 Letter of Credit to such transferee shall be effected by the presentation to the Series 2011-2 Letter of Credit Provider of this Series 2011-2 Letter of Credit accompanied by a certificate in substantially the form of Annex F attached hereto. Upon such presentation the Series 2011-2 Letter of Credit Provider shall forthwith transfer this Series 2011-2 Letter of Credit to the transferee and endorse this Series 2011-2 Letter of Credit in favor of the transferee.
This Series 2011-2 Letter of Credit sets forth in full the undertaking of the Series 2011-2 Letter of Credit Provider, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein, except only the certificates and the drafts referred to herein; and any such reference shall not be deemed to incorporate herein by reference any document, instrument or agreement except for such certificates and such drafts and the ISP98 (defined below).

Exhibit E

This Series 2011-2 Letter of Credit is subject to the International Standby Practice, ICC Publication No. 590 (the “ISP98”), and, as to matters not covered by the ISP98, shall be governed by the laws of the State of New York, including, the Uniform Commercial Code as in effect in the State of New York.
Communications with respect to this Series 2011-2 Letter of Credit shall be in writing and shall be addressed to the Series 2011-2 Letter of Credit Provider at the Series 2011-2 Letter of Credit Provider’s Office, specifically referring to the number of this Series 2011-2 Letter of Credit.
Very truly yours,
[ ], as the Series 2011-2 Letter of Credit Provider
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

ANNEX A
CERTIFICATE OF CREDIT DEMAND
[                    ]
[ADDRESS]
Telecopier: [                    ]
Attention: Standby Letter of Credit Department

Certificate of Credit Demand under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-2 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [                    ], issued by [                    ], as the Series 2011-2 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2011-2 Letter of Credit Provider as follows:
1.    Deutsche Bank Trust Company Americas is the Trustee under the Series 2011-2 Supplement referred to in the Series 2011-2 Letter of Credit.
2.    As of the date of this certificate, there exist [Series 2011-2 Lease Payment Losses (as such term is defined in the Series 2011-2 Supplement referred to in the Series 2011-2 Letter of Credit) allocated to making a drawing under the Series 2011-2 Letter of Credit pursuant to Sections 4.7(a)(iii)(A), (b)(iii)(A) or (c)(iii)(A) of such Series 2011-2 Supplement]1 [an amount due and payable by Dollar Thrifty Automotive Group, Inc., a Delaware corporation (“DTAG”), under the Demand Note (the “Demand Note”) issued by DTAG to Rental Car Finance Corp. pursuant to Section 4.15(a) of the Series 2011-2 Supplement has not been deposited into the Series 2011-2 Collection Account (as defined in the Series 2011-2 Supplement referred to in the Series 2011-2 Letter of Credit)]2 in the amount of $___________.
3.    The Trustee is making a drawing under the Series 2011-2 Letter of Credit [as required by Section 4.14(b) of the Series 2011-2 Supplement for an amount equal to $___________, which amount is equal to the lesser of (i) the Series 2011-2 Lease Payment Losses (as defined in the Series 2011-2 Supplement) allocated to making a drawing under the Series 2011-2 Letter of Credit pursuant to Sections 4.7(a)(iii)(A), 4.7(b)(iii)(A) or 4.7(c)(iii)(A), as applicable, of the Series 2011-2 Supplement, and (ii) the Available Draw Amount (as defined in the Series 2011-2 Supplement) on the date of this certificate]3 [as required by Section 4.15(b) of the Series 2011-2 Supplement for an amount equal to $_________, which amount is equal to the lesser of (i) (A) that portion of the amount demanded under the Demand Note (as defined in the Series 2011-2 Supplement) as specified in Section 4.15(a) of the Series 2011-2 Supplement that has not been deposited into the Series 2011-2 Collection Account (as defined in the Series 2011-2 Supplement) as of 10:00 a.m. (New York City time) on the date of this certificate, in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 2011-2 Supplement as a result of the circumstance described in Section 4.15(b)(x) of the Series 2011-2

1 Include this text if Credit Demand is pursuant to Section 4.14(b) of the Series 2011-2 Supplement.
2 Include this text if Credit Demand is pursuant to Section 4.15(b) of the Series 2011-2 Supplement.
3 Include this text if Credit Demand is pursuant to Section 4.14(b) of the Series 2011-2 Supplement.

Annex A

Supplement, (B) the amount of the stayed demand for payment in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 2011-2 Supplement as a result of the circumstance described in Section 4.15(b)(y) of the Series 2011-2 Supplement or (C) the amount avoided and recovered in the case where this certificate is being provided pursuant to Section 4.15(b) of the Series 2011-2 Supplement as a result of the circumstance described in Section 4.15(b)(z) of the Series 2011-2 Supplement and (ii) Available Draw Amount (as defined in the Series 2011-2 Supplement)]4 (the “Series 2011-2 LOC Credit Disbursement”). The Series 2011-2 LOC Credit Disbursement does not exceed the amount that is available to be drawn by the Trustee under the Series 2011-2 Letter of Credit on the date of this certificate.
4.    The amount of the draft shall be delivered pursuant to the following instructions:
[insert payment instructions (including payment date) for wire to Deutsche Bank Trust Company Americas, as Trustee].
5.    The Trustee acknowledges that, pursuant to the terms of the Series 2011-2 Letter of Credit, upon the Series 2011-2 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 2011-2 Letter of Credit Amount shall be automatically decreased by an amount equal to such draft.
IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this _____ day of ____________, ___.
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

4 Include this text if Credit Demand is pursuant to Section 4.15(b) of the Series 2011-2 Supplement.

ANNEX B
CERTIFICATE OF TERMINATION DEMAND
[                    ]
[ADDRESS]
Telecopier: [                    ]

Attention: Standby Letter of Credit Department
Certificate of Termination Demand under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-2 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [ ], issued by [                    ], as the Series 2011-2 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Series 2011-2 Letter of Credit Provider as follows:
1.    Deutsche Bank Trust Company Americas is the Trustee under the Series 2011-2 Supplement referred to in the Series 2011-2 Letter of Credit.
2.    Pursuant to Section 4.16 of the Series 2011-2 Supplement, the Trustee, in its capacity as such, is making a drawing in the amount (the “Termination Demand Amount”) equal to the lesser of (A) the Series 2011-2 Invested Amount (as defined in the Series 2011-2 Supplement) as of the date of this certificate and (B) the Series 2011-2 Letter of Credit Amount as in effect on the date of this certificate.
3.    The amount of the draft accompanying this certificate is $_________ which is equal to the Termination Demand Amount as of the date hereof. The Termination Demand Amount does not exceed the amount that is available to be drawn by the Trustee under the Series 2011-2 Letter of Credit on the date of this certificate.
4.    The amount of the draft shall be delivered pursuant to the following instructions:
[insert payment instructions (including payment date) for wire to Deutsche Bank Trust Company Americas, as Trustee]
5.    The Trustee acknowledges that, pursuant to the terms of the Series 2011-2 Letter of Credit, upon the Series 2011-2 Letter of Credit Provider honoring the draft accompanying this certificate, the Series 2011-2 Letter of Credit Amount shall automatically be reduced to zero and the Series 2011-2 Letter of Credit shall terminate and be immediately returned to the Series 2011-2 Letter of Credit Provider.

Annex B

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this _____ day of _______________, ____.
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

ANNEX C
CERTIFICATE OF REINSTATEMENT OF
SERIES 2011-2 LETTER OF CREDIT AMOUNT
[                    ]
[ADDRESS]
Telecopier: [                    ]

Attention: Standby Letter of Credit Department
Certificate of Reinstatement of Series 2011-2 Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-2 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [ ], issued by [                    ], as the Series 2011-2 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, a duly authorized officer of The Hertz Corporation, hereby certifies to the Series 2011-2 Letter of Credit Provider as follows:
1.    As of the date of this certificate, the Series 2011-2 Letter of Credit Provider has been reimbursed in full by [                     ] in the amount of $ [                     ] in respect of the Credit Demand made on ______________.
2.    As of the date of this certificate, no Event of Bankruptcy with respect to The Hertz Corporation (“Hertz”), Dollar Thrifty Automotive Group, Inc. (“DTAG”), DTG Operations, Inc. (“DTG Operations”), or any other Lessee has occurred and is continuing. “Event of Bankruptcy”, with respect to Hertz, DTAG, DTG Operations, or any other Lessee, means (a) a case or other proceeding shall be commenced, without the application or consent of such person, in any court, seeking the liquidation, reorganization, debt arrangement, dissolution, winding up, or composition or readjustment of debts of such person, the appointment of a trustee, receiver, custodian, liquidator, assignee, sequestrator or the like for such person or all or any substantial part of its assets, or any similar action with respect to such person under any law relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of debts, and any such case or proceeding shall continue undismissed, or unstayed and in effect, for a period of 60 consecutive days; or an order for relief in respect of such person shall be entered in an involuntary case under The Bankruptcy Reform Act of 1978, as amended from time to time, and as codified as 11 U.S.C. Section 101 et. seq., (the “Bankruptcy Code”) or any other similar law now or hereafter in effect; or (b) such person shall commence a voluntary case or other proceeding under the Bankruptcy Code or any applicable insolvency, reorganization, debt arrangement, dissolution or other similar law now or hereafter in effect, or shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) for such person or for any substantial part of its property, or shall make any general assignment for the benefit of creditors; or (c) a corporation or similar entity or its board of directors shall vote to implement any of the actions set forth in the preceding clause (b).

Annex C

3.    Accordingly, pursuant to the terms and conditions of the Series 2011-2 Letter of Credit, the Series 2011-2 Letter of Credit Amount is hereby reinstated in the amount of $[                    ] so that the Series 2011-2 Letter of Credit Amount after taking into account such reinstatement is in an amount equal to $[                    ].
IN WITNESS WHEREOF, The Hertz Corporation has executed and delivered this certificate on this ____ day of __________, ____.
THE HERTZ CORPORATION
By:____________________________________
Name:
Title:

ANNEX D
NOTICE OF REDUCTION OF SERIES 2011-2 LETTER OF CREDIT AMOUNT
[                    ]
[ADDRESS]
Telecopier: [                    ]

Attention: Standby Letter of Credit Department
Notice of Reduction of Series 2011-2 Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-2 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [                    ], issued by [                    ], as the Series 2011-2 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, a duly authorized officer of the Trustee, hereby notifies the Series 2011-2 Letter of Credit Provider as follows:
1.    The Trustee has received a notice pursuant to Section 4.22 of the Series 2011-2 Supplement authorizing it to request a reduction of the Series 2011-2 Letter of Credit Amount to $___________ and is delivering this notice in accordance with the terms of the Series 2011-2 Letter of Credit.
2.    By its acknowledgment and agreement below, the Series 2011-2 Letter of Credit Provider acknowledges and agrees that the aggregate maximum amount of the Series 2011-2 Letter of Credit is reduced to $___________from $___________ pursuant to and in accordance with the terms and provisions of the Series 2011-2 Letter of Credit and, that the reference in the first paragraph of the Series 2011-2 Letter of Credit to “______________________ ($___________)” is amended to read “______________________ ($___________)”.
3.    This request, upon your acknowledgment and agreement set forth below, shall constitute an amendment to the Series 2011-2 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 2011-2 Letter of Credit remain unchanged.
4.    The Series 2011-2 Letter of Credit Provider is requested to execute and deliver its acknowledgment and acceptance of this notice to the Trustee at its address set forth in the Series 2011-2 Letter of Credit.

Annex D

IN WITNESS WHEREOF, the Trustee has executed and delivered this certificate on this ____ day of _____________, ____.
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:
ACKNOWLEDGED AND AGREED:
[ ], as Series 2011-2 Letter of Credit Provider
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

ANNEX E
NOTICE OF INCREASE OF SERIES 2011-2 LETTER OF CREDIT AMOUNT
Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street
New York, New York 10005
Telecopier: (212) 553-2462
Attention: Corporate Trust Division
Notice of Increase of Series 2011-2 Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-2 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [                    ], issued by [                    ], as the Series 2011-2 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.
The undersigned, duly authorized officers of the Series 2011-2 Letter of Credit Provider, hereby notify the Trustee as follows:
1.    The Series 2011-2 Letter of Credit Provider has received a request from DTG Operations, Inc. to increase the Series 2011-2 Letter of Credit Amount by $________, and the Series 2011-2 Letter of Credit Provider is permitted to increase the Series 2011-2 Letter of Credit Amount by such amount.
2.    Upon your acknowledgment set forth below, the aggregate maximum amount of the Series 2011-2 Letter of Credit is increased to $________from $________ pursuant to and in accordance with the terms and provisions of the Series 2011-2 Letter of Credit and that the reference in the first paragraph of the Series 2011-2 Letter of Credit to “________________ ($________)” is amended to read “________________ ($________)”.
3.    This notice, upon your acknowledgment set forth below, shall constitute an amendment to the Series 2011-2 Letter of Credit and shall form an integral part thereof and confirms that all other terms of the Series 2011-2 Letter of Credit remain unchanged.
4.    The Trustee is requested to execute and deliver its acknowledgment and acceptance to this notice to the Series 2011-2 Letter of Credit Provider, at its address set forth in the Series 2011-2 Letter of Credit.

Annex E

IN WITNESS WHEREOF, the Series 2011-2 Letter of Credit Provider has executed and delivered this certificate on this ____ day of __________, _____.
[ ], as the Series 2011-2 Letter of Credit Provider
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:
ACKNOWLEDGED:
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

WEIL DRAFT 11/12/12

ANNEX F
INSTRUCTION TO TRANSFER
[                    ]
[ADDRESS]
Telecopier: [                    ]

Attention: Standby Letter of Credit Department
Re: Irrevocable Letter of Credit No. [ ]
Ladies and Gentlemen:
For value received, the undersigned beneficiary hereby irrevocably transfers to:
_________________
[Name of Transferee]
_______________
[Address]
all rights of the undersigned beneficiary to draw under the above-captioned letter of credit (the “Series 2011-2 Letter of Credit”) issued by the Series 2011-2 Letter of Credit Provider named therein in favor of the undersigned. We certify that the transferee has succeeded the undersigned as Trustee under the Series 2011-2 Supplement (as defined in the Series 2011-2 Letter of Credit).
By this transfer, all rights of the undersigned beneficiary in the Series 2011-2 Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be deemed to have been transferred to the transferee until such transfer complies with the requirements of the Series 2011-2 Letter of Credit pertaining to transfers.
The Series 2011-2 Letter of Credit is returned herewith and in accordance therewith we ask that this transfer be effective and that the Series 2011-2 Letter of Credit Provider transfer the Series 2011-2 Letter of Credit to our transferee and that the Series 2011-2 Letter of Credit Provider endorse the Series 2011-2 Letter of Credit returned herewith in favor of the transferee.

Very truly yours,
DEUTSCHE BANK TRUST COMPANY AMERICAS, as Trustee
By:____________________________________
Name:
Title:
By:____________________________________
Name:
Title:

[Amendment No. 3 to Series 2011-2 Supplement]
4

ANNEX II

EXHIBIT F

REQUEST FOR REDUCTION OF
SERIES 2011-2 LETTER OF CREDIT AMOUNT

Deutsche Bank Trust Company Americas, as Trustee
60 Wall Street
New York, New York 10005
Telecopier:  (212) 553-2462

Attention:  Corporate Trust Division

Request for Reduction of Series 2011-2 Letter of Credit Amount under the Irrevocable Letter of Credit No. [ ] (the “Series 2011-2 Letter of Credit”; the terms defined therein and not otherwise defined herein being used herein as therein defined), dated as of [ ], issued by [                    ], as the Series 2011-2 Letter of Credit Provider, in favor of Deutsche Bank Trust Company Americas, as the Trustee.

The undersigned, a duly authorized officer of [APPLICABLE LESSEE], individually and on behalf of the Lessees, hereby certifies to Deutsche Bank Trust Company Americas, in its capacity as the Trustee, as follows:

1. The Series 2011-2 Letter of Credit Amount as of the date of this request prior to giving effect to the reduction of the Series 2011-2 Letter of Credit Amount requested in paragraph 2 of this request is $__________.

2. The Trustee is hereby requested pursuant to Section 4.22 of the Series 2011-2 Supplement to execute and deliver to the Series 2011-2 Letter of Credit Provider a Notice of Reduction of Series 2011-2 Letter of Credit Amount substantially in the form of Annex D to the Series 2011-2 Letter of Credit (the “Notice of Reduction”) for a reduction in the Series 2011-2 Letter of Credit Amount by an amount equal to $___________.  The Trustee is requested to execute and deliver the Notice of Reduction promptly following its receipt of this request, and in no event more than two (2) Business Days following the date of its receipt of this request (as required pursuant to Section [_] of the Series 2011-2 Supplement), and to provide for the reduction pursuant to the Notice of Reduction to be as of ________, ________.  The undersigned understands that the Trustee will be relying on the contents hereof.  The undersigned further understands that the Trustee shall not be liable to the undersigned for any failure to transmit (or any delay in transmitting) the Notice of Reduction (including any fees and expenses attributable to the Series 2011-2

[Amendment No. 3 to Series 2011-2 Supplement]
5

Letter of Credit Amount not being reduced in accordance with this paragraph) to the extent such failure (or delay) does not result from the gross negligence or willful misconduct of the Trustee.

3. To the best of the knowledge of the undersigned, (i) the Series 2011-2 Letter of Credit Amount will be $____________, (ii) the Series 2011-2 Available Subordinated Amount will be $____________, (iii) the Series 2011-2 Cash Liquidity Amount will be $____________ and (iv) the Enhancement Amount will be $____________, in each case as of the date of the reduction requested in paragraph 2 of this request.

4. The Series 2011-2 Letter of Credit Amount after giving effect to the reduction requested in paragraph 2 of this request will not cause (i) the Series 2011-2 Letter of Credit Amount to be less than the Series 2011-2 Minimum Letter of Credit Amount, (ii) the Series 2011-2 Available Subordinated Amount to be less than the Series 2011-2 Minimum Subordinated Amount, (iii) the Series 2011-2 Enhancement Amount to be less than the Series 201-2 Minimum Enhancement Amount, or (iv) the Series 2011-2 Liquidity Amount to be less than the Series 2011-2 Minimum Liquidity Amount, in each case as of the date the reduction requested in paragraph 2 of this request.

5. The undersigned acknowledges and agrees that the execution and delivery of this request by the undersigned constitutes a representation and warranty by the undersigned to each of the Series 2011-2 Letter of Credit Provider and the Trustee that, as of the date on which the Series 2011-2 Letter of Credit Amount is reduced by the amount set forth in paragraph 2 of this request, each of the statements set forth in this request is true and correct to the best of the knowledge of the undersigned.

6. The undersigned agrees that if on or prior to the date as of which the Series 2011-2 Letter of Credit Amount is reduced by the amount set forth in paragraph 2 of this request the undersigned obtains knowledge that any of the statements set forth in this request is not true and correct or will not be true and correct after giving effect to such reduction, the undersigned shall immediately so notify each of the Series 2011-2 Letter of Credit Provider and the Trustee by telephone and in writing by telefacsimile in the manner provided in Section 12.1 of the Base Indenture and the request set forth herein to reduce the Series 2011-2 Letter of Credit Amount shall be deemed canceled upon receipt by each of the Series 2011-2 Letter of Credit Provider and the Trustee of such notice in writing.

[Amendment No. 3 to Series 2011-2 Supplement]
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IN WITNESS WHEREOF, [APPLICABLE LESSEE], individually and on behalf of the Lessees, has executed and delivered this request on this ____ day of __________, ____.

[APPLICABLE LESSEE]

By: _________________________
Name:
Title:

[Amendment No. 3 to Series 2011-2 Supplement]
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